EXHIBIT 10.9

          RESEARCH, DEVELOPMENT AND EXPERIMENTAL COST SHARING AGREEMENT

         This RESEARCH, DEVELOPMENT AND EXPERIMENTAL COST SHARING AGREEMENT (the "AGREEMENT") is entered into as of August 17, 2001 (the "EFFECTIVE DATE") by and between VISX, Incorporated ("VISX"), a Delaware corporation, and Medjet Inc. ("MEDJET"), a Delaware corporation.
                                   BACKGROUND
VISX desires to finance costs to support research, development, and associated experimental work that will be incurred to develop waterjet related technology and products, including a waterjet microkeratome and other potential technologies and products such as those for use in drug delivery and dentistry (collectively, the "PRODUCTS") for a 12 month period following the Effective Date. The Products will include any processes, techniques and designs used in the production or application of the Products. Medjet desires to provide research, development and experimental services with respect to the Products for a 12 month period following the Effective Date.

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I.   COSTS. VISX WILL CONTRIBUTE CASH IN THE FOLLOWING AMOUNTS AND MANNER TO
     SUPPORT RESEARCH INTO, EXPERIMENTATION AND, WHERE POSSIBLE, DEVELOPMENT OF COMMERCIALLY SALEABLE PRODUCTS ("R&D ACTIVITIES"). THESE COSTS THAT ARE FUNDED BY VISX AND INCURRED BY MEDJET ARE INTENDED TO BE INCIDENT TO THE DEVELOPMENT OR IMPROVEMENT OF THE PRODUCTS. THE EXPENDITURES ARE FOR ACTIVITIES INTENDED TO DISCOVER INFORMATION THAT WOULD ELIMINATE UNCERTAINTY CONCERNING THE DEVELOPMENT OF THE PRODUCTS. ALL SUCH EXPENDITURES WILL BE REASONABLE UNDER THE CIRCUMSTANCES AND IN AMOUNTS THAT WOULD ORDINARILY BE PAID FOR LIKE ACTIVITIES BY LIKE ENTERPRISES UNDER LIKE CIRCUMSTANCES. VISX UNDERSTANDS THAT SUCH EXPENDITURES WILL COVER THOSE SERVICES AND EXPENSES, INCLUDING ADMINISTRATIVE EXPENSES, NECESSARY TO FULLY SUPPORT MEDJET'S OPERATIONS IN PURSUIT OF THE R&D ACTIVITIES.

     A.   MONTHLY PLANNING AND FUNDING.

          1. For the first six months, the minimum monthly payment will be no less than $150,000 per month. For the second six months, the minimum monthly payment will be no less than $100,000 per month. The first payment will be due on the Effective Date. Subsequent minimum monthly payments will be paid by the first day of each calendar month during the 12 month period following the Effective Date. The first and last payments will be prorated if for partial calendar months.

          2. Medjet will maintain records of its R&D Activities and provide a report to VISX at the end of each month (the "MONTHLY REPORT") detailing: Medjet's expenditures for that month, R&D Activities for that month and a forecast of planned R&D Activities and expenditures for the next three months. VISX will have the right to review Medjet's records relating to the items set forth in the Monthly Report.

     B. ADDITIONAL/TOTAL FUNDING. VISX MAY, AT ITS SOLE DISCRETION, PROVIDE ADDITIONAL FUNDING ABOVE THE MINIMUMS SET FORTH IN SECTION 1.1.(A). SUCH ADDITIONAL FUNDING, IF ANY, WILL BE PROVIDED BASED ON THE FORECAST OF FUTURE R&D ACTIVITIES AND EXPENDITURES CONTAINED IN THE MONTHLY REPORT. THE PARTIES ESTIMATE THAT FUNDING DURING THE SECOND SIX MONTHS WILL EXCEED $100,000 PER MONTH IF PROGRESS IS MADE AS ANTICIPATED, BUT THAT TOTAL FUNDING FOR THE 12 MONTH PERIOD WILL NOT EXCEED $2,500,000.

II. RESEARCH AND EXPERIMENTATION. MEDJET WILL PROVIDE THE PREMISES AND THE HUMAN ENGINEERING ACTIVITIES TO CARRY OUT R&D ACTIVITIES.

     A. DIRECTION. MEDJET WILL CONDUCT R&D ACTIVITIES AT THE DIRECTION OF VISX AND ENDEAVOR TO DESIGN AND DEVELOP THE PRODUCTS TO VISX'S SPECIFICATIONS.


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

     B. SOLE ENDEAVOR. DURING THE TERM OF THIS AGREEMENT, EACH MEDJET EMPLOYEE INVOLVED IN RESEARCH OR DEVELOPMENT MUST ENGAGE ONLY IN R&D ACTIVITIES AND NOT RESEARCH OR DEVELOPMENT OF ANY PRODUCT OR TECHNOLOGY OTHER THAN THE PRODUCTS. IF A MEDJET CONTRACTOR IS INVOLVED IN RESEARCH OR DEVELOPMENT, THAT CONTRACTOR'S SERVICES PROVIDED TO MEDJET MUST CONSIST ONLY OF R&D ACTIVITIES AND NOT RESEARCH OR DEVELOPMENT OF ANY PRODUCT OR TECHNOLOGY OTHER THAN THE PRODUCTS. DURING THE TERM OF THIS AGREEMENT, MEDJET WILL NOT ENTER INTO ANY LICENSE AGREEMENT WITH A THIRD PARTY, OR ANY OTHER AGREEMENT WITH A THIRD PARTY (OTHER THAN EMPLOYEES AND CONTRACTORS INVOLVED IN PROVIDING R&D ACTIVITIES TO MEDJET, AS CONTEMPLATED HEREBY) REGARDING THE RESEARCH, DEVELOPMENT, COMMERCIALIZATION, SALE, LICENSE OR USE OF ANY OF MEDJET'S SERVICES, INTELLECTUAL PROPERTY, PRODUCTS OR TECHNOLOGY, INCLUDING BUT NOT LIMITED TO (A) TECHNOLOGY DEVELOPED UNDER THIS AGREEMENT, (B) THE PRODUCTS OR (C) PRODUCTS SIMILAR TO THE PRODUCTS, WITHOUT VISX'S PRIOR WRITTEN CONSENT.

     C. INFRINGEMENT. MEDJET WILL NOT KNOWINGLY INFRINGE THIRD PARTY INTELLECTUAL PROPERTY RIGHTS IN THE COURSE OF R&D ACTIVITIES OR PROVIDING ANY DESIGNS, PROTOTYPES OR PRODUCTS WITH RESPECT TO THE R&D ACTIVITIES (THE "DELIVERABLES"). THE R&D ACTIVITIES AND DELIVERABLES WILL BE CARRIED OUT BY EMPLOYEES OF MEDJET WITHIN THE SCOPE OF THEIR EMPLOYMENT AND UNDER OBLIGATION TO ASSIGN INVENTIONS, INTELLECTUAL PROPERTY, DESIGNS AND TECHNIQUES TO MEDJET ARISING FROM THEIR EMPLOYMENT, OR BY INDEPENDENT CONTRACTORS UNDER WRITTEN OBLIGATIONS TO ASSIGN ALL INVENTIONS, INTELLECTUAL PROPERTY, DESIGNS AND TECHNIQUES TO MEDJET ARISING FROM SUCH R&D ACTIVITIES.

III. CLINICAL TESTING. MEDJET WILL WORK WITH VISX TO PERFORM CLINICAL TESTS AND RESEARCH OF THE PRODUCTS AND WATERJET TECHNOLOGY AS VISX MAY REQUIRE, PROVIDED THAT SUCH TESTS AND RESEARCH ARE WITHIN MEDJET'S ABILITY AND RESOURCES TO EXECUTE.


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IV.  INTELLECTUAL PROPERTY RIGHTS. THIS AGREEMENT DOES NOT CONSTITUTE A LICENSE
     OF EITHER PARTY'S PRE-EXISTING INTELLECTUAL PROPERTY. THE PARTIES WILL CONSULT AND COOPERATE WITH EACH OTHER WITH RESPECT TO OBTAINING PATENT PROTECTION FOR INVENTIONS RESULTING FROM R&D ACTIVITIES; HOWEVER, NEITHER PARTY HAS ANY OBLIGATION TO PURSUE PATENT PROTECTION FOR INVENTIONS RESULTING FROM R&D ACTIVITIES. VISX AND MEDJET WILL JOINTLY OWN ALL INTELLECTUAL PROPERTY AND ANY RESULTING PATENTS DEVELOPED BY EITHER PARTY UNDER THIS AGREEMENT. MEDJET WILL PROVIDE ALL REASONABLE ASSISTANCE TO VISX, AT VISX'S EXPENSE, INCLUDING WITHOUT LIMITATION EXECUTING ALL DOCUMENTS REASONABLY REQUESTED BY VISX, IN CONNECTION WITH ANY SUCH PROSECUTION AND PERFECTING VISX'S RIGHTS IN ANY SUCH PATENT APPLICATIONS AND PATENTS. TO THE EXTENT POSSIBLE WITHOUT A LICENSE GRANT FROM THE PARTY OWNING THE INTELLECTUAL PROPERTY NOT JOINTLY OWNED, MEDJET AND VISX WILL EACH BE ABLE TO EXPLOIT THE INTELLECTUAL PROPERTY DEVELOPED FROM THESE ACTIVITIES, BUT WILL NOT BE ABLE TO EXPLOIT THE INTELLECTUAL PROPERTY OF THE OTHER PARTY DEVELOPED PRIOR TO (OR OTHER THAN FROM) THESE RESEARCH AND DEVELOPMENT ACTIVITIES, UNLESS SUCH OTHER PARTY DECIDES TO GRANT IT A LICENSE TO DO SO.

V. CONFIDENTIAL INFORMATION. EXCEPT AS PROVIDED HEREIN, AND FOR 5 YEARS AFTER THE EFFECTIVE DATE, EACH OF VISX AND MEDJET WILL MAINTAIN IN CONFIDENCE, AND WILL NOT USE FOR ANY PURPOSE OR DISCLOSE TO ANY THIRD PARTY, INFORMATION DISCLOSED BY THE OTHER PARTY IN WRITING AND MARKED "CONFIDENTIAL" OR THAT IS DISCLOSED ORALLY AND CONFIRMED IN WRITING AS CONFIDENTIAL WITHIN 45 DAYS FOLLOWING SUCH DISCLOSURE (COLLECTIVELY, "CONFIDENTIAL INFORMATION").

     A. INTERNAL USE. EACH OF VISX AND MEDJET MAY DISCLOSE THE OTHER'S CONFIDENTIAL INFORMATION TO EMPLOYEES OR AGENTS REQUIRING ACCESS THERETO SOLELY FOR PURPOSES OF PERFORMING ITS OBLIGATIONS OR EXERCISING ITS RIGHTS GRANTED UNDER THIS AGREEMENT; PROVIDED THAT PRIOR TO MAKING SUCH DISCLOSURES, EACH SUCH EMPLOYEE OR AGENT IS APPRISED OF THE DUTY AND OBLIGATION TO MAINTAIN CONFIDENTIAL INFORMATION IN CONFIDENCE AND NOT TO USE SUCH INFORMATION FOR ANY PURPOSE OTHER THAN IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT. AS REQUIRED, EACH PARTY WILL TAKE ALL STEPS NECESSARY TO ENSURE THAT ITS EMPLOYEES AND AGENTS WILL COMPLY WITH THE CONFIDENTIALITY TERMS AND CONDITIONS OF THIS SECTION 5.

     B. EXCEPTIONS. CONFIDENTIAL INFORMATION DOES NOT INCLUDE INFORMATION THAT THE RECEIVING PARTY SHOWS BY COMPETENT WRITTEN PROOF:

               (i) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure by the other party;



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               (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party by the other party;

               (iii) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

               (iv) was disclosed to the receiving party, other than under an obligation of confidentiality to a third party, by a third party who had no obligation to the disclosing party not to disclose such information to others;

               (v) was approved for release by written authorization of the disclosing party; or

               (VI) IS INDEPENDENTLY DEVELOPED BY EMPLOYEES OR CONTRACTORS OF THE RECEIVING PARTY OR ANY OF ITS AFFILIATES WITHOUT USING ANY OF THE OTHER PARTY'S CONFIDENTIAL INFORMATION.

     C. PERMITTED USAGE. EACH PARTY HERETO MAY USE OR DISCLOSE THE OTHER PARTY'S CONFIDENTIAL INFORMATION TO THE EXTENT SUCH USE OR DISCLOSURE IS REASONABLY NECESSARY IN: (I) FILING, PROSECUTING OR DEFENDING PATENT APPLICATIONS, (II) LITIGATION ARISING FROM THE PATENTS OR PATENT APPLICATIONS UNDER THIS AGREEMENT, (III) COMPLYING WITH APPLICABLE GOVERNMENTAL REGULATIONS OR OTHERWISE SUBMITTING INFORMATION TO TAX OR OTHER GOVERNMENTAL AUTHORITIES, (IV) ENFORCING THIS AGREEMENT OR (V) CONDUCTING CLINICAL TRIALS, PROVIDED THAT IF A PARTY IS REQUIRED TO MAKE ANY SUCH DISCLOSURE OF ANOTHER PARTY'S CONFIDENTIAL INFORMATION, IT WILL GIVE REASONABLE ADVANCE NOTICE TO THE LATTER PARTY OF SUCH DISCLOSURE AND, SAVE TO THE EXTENT INAPPROPRIATE IN THE CASE OF PATENT APPLICATIONS, WILL USE ITS BEST EFFORTS TO SECURE CONFIDENTIAL TREATMENT OF SUCH INFORMATION PRIOR TO ITS DISCLOSURE (WHETHER THROUGH PROTECTIVE ORDERS OR OTHERWISE).

     D. CONFIDENTIAL TERMS. EXCEPT AS EXPRESSLY PROVIDED HEREIN, EACH OF VISX AND MEDJET AGREES NOT TO DISCLOSE ANY FINANCIAL TERMS OF THIS AGREEMENT TO ANY THIRD PARTY WITHOUT THE CONSENT OF THE OTHER PARTY EXCEPT AS REQUIRED BY SECURITIES OR OTHER APPLICABLE LAWS OR REGULATIONS; PROVIDED, HOWEVER, THAT EACH OF VISX AND MEDJET AGREES TO USE ITS REASONABLE COMMERCIAL EFFORTS TO OBTAIN CONFIDENTIAL TREATMENT FROM THE SECURITIES AND EXCHANGE COMMISSION OR OTHER REGULATORY BODY. EACH PARTY MAY DISCLOSE THIS AGREEMENT TO ITS RESPECTIVE ATTORNEYS AND ACCOUNTANTS IN CONNECTION WITH THEIR REVIEW OF THIS AGREEMENT OR IN CONNECTION WITH THE FILING OF REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION, AND, SUBJECT TO REASONABLE CONDITIONS OF CONFIDENTIALITY, TO PROSPECTIVE AND OTHER INVESTORS, ACQUIRERS OR MERGER PARTNERS, PROFESSIONAL ADVISORS AND OTHERS WITH WHOM SUCH PARTY HAS OR IS CONSIDERING A BUSINESS RELATIONSHIP.

VI. TERM AND TERMINATION. THIS AGREEMENT WILL REMAIN IN EFFECT FOR 12 MONTHS FOLLOWING THE EFFECTIVE DATE, UNLESS EARLIER TERMINATED AS PROVIDED BELOW.

     A. TERMINATION FOR DEFAULT. THIS AGREEMENT MAY BE TERMINATED BY ONE PARTY UPON WRITTEN NOTICE BY REASON OF A MATERIAL DEFAULT BY THE OTHER PARTY THAT THE BREACHING PARTY FAILS TO REMEDY WITHIN 30 DAYS (OR 15 DAYS IN CASE OF A FAILURE TO MAKE A PAYMENT PROVIDED FOR HEREUNDER), AFTER WRITTEN NOTICE THEREOF BY THE NON-BREACHING PARTY.

     B. TERMINATION IN EVENT OF BANKRUPTCY. EITHER PARTY MAY TERMINATE THIS AGREEMENT UPON BANKRUPTCY, INSOLVENCY, DISSOLUTION OR WINDING UP OF THE OTHER.

     C. EFFECT OF TERMINATION. TERMINATION OF THIS AGREEMENT FOR ANY REASON WILL NOT RELIEVE THE PARTIES OF ANY OBLIGATION THAT ACCRUED PRIOR TO SUCH TERMINATION. UPON TERMINATION, EACH PARTY WILL RETURN OR DESTROY THE OTHER PARTY'S CONFIDENTIAL INFORMATION IN ITS CONTROL OR POSSESSION. THE PROVISIONS OF SECTION 4, SECTION 5 AND SECTION 7 IN THEIR ENTIRETY AND THIS SECTION 6.3 WILL SURVIVE TERMINATION OF THIS AGREEMENT.

VII. MISCELLANEOUS.

     A. GOVERNING LAW. THIS AGREEMENT, AND ANY DISPUTE ARISING FROM THE PERFORMANCE OR BREACH HEREOF, WILL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES. THE PREVAILING PARTY IN ANY LEGAL ACTION TO ENFORCE OR INTERPRET THIS AGREEMENT SHALL BE ENTITLED TO REASONABLE COSTS AND ATTORNEYS' FEES AND EXPENSES IN CONNECTION THEREWITH.

     B. INDEPENDENT CONTRACTORS. THE RELATIONSHIP OF THE PARTIES HERETO IS THAT OF INDEPENDENT CONTRACTORS. THE PARTIES HERETO ARE NOT DEEMED TO BE AGENTS, PARTNERS OR JOINT VENTURERS OF THE OTHERS FOR ANY PURPOSE AS A RESULT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. MEDJET WILL HAVE SOLE LIABILITY FOR THE ACTIONS AND OMISSIONS OF ITS EMPLOYEES AND CONTRACTORS. MEDJET WILL INDEMNIFY VISX AGAINST ANY CLAIM BY MEDJET'S EMPLOYEES OR CONTRACTORS FOR WORKERS' COMPENSATION OR OTHER CLAIMS BY MEDJET'S EMPLOYEES OR CONTRACTORS ARISING UNDER THIS AGREEMENT. MEDJET WILL ALSO MAINTAIN REASONABLE AND CUSTOMARY INSURANCE COVERAGE FOR GENERAL LIABILITY, PROPERTY AND CASUALTY CLAIMS. IN THE EVENT THE INTERNAL REVENUE SERVICE OR ANY OTHER STATE OR LOCAL AGENCY DETERMINES THAT MEDJET IS A COMMON LAW EMPLOYEE OF VISX AND THEREFORE SUBJECT TO WITHHOLDING AND PAYROLL TAXES (E.G. FEDERAL INCOME TAX, FICA, FUTA, ETC.) MEDJET WILL FULLY INDEMNIFY VISX FOR ALL SUCH WITHHOLDING AND PAYROLL TAXES, AND ASSOCIATED INTEREST AND PENALTIES ASSESSED AGAINST VISX IN CONNECTION WITH SUCH DETERMINATION.


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     C.   ASSIGNMENT. NEITHER PARTY MAY ASSIGN THIS AGREEMENT WITHOUT THE PRIOR
          WRITTEN CONSENT OF THE OTHER PARTY, EXCEPT THAT EITHER PARTY MAY ASSIGN THIS AGREEMENT WITHOUT SUCH CONSENT TO AN ENTITY THAT ACQUIRES ALL OR SUBSTANTIALLY ALL OF THE BUSINESS OR ASSETS OF SUCH PARTY PERTAINING TO THE SUBJECT MATTER HEREOF, WHETHER BY MERGER, REORGANIZATION, ACQUISITION, SALE OR OTHERWISE. ANY OTHER ATTEMPTED ASSIGNMENT OF THIS AGREEMENT WILL BE VOID. SUBJECT TO THE FOREGOING, THIS AGREEMENT WILL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES AND THEIR SUCCESSORS, HEIRS AND ASSIGNS.

     D. NOTICES. ALL NOTICES, REQUESTS AND OTHER COMMUNICATIONS HEREUNDER WILL BE IN WRITING AND WILL BE PERSONALLY DELIVERED OR SENT BY TELECOPY OR OTHER ELECTRONIC FACSIMILE TRANSMISSION OR BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, IN EACH CASE TO THE RESPECTIVE ADDRESS APPEARING BELOW EACH PARTY'S SIGNATURE, OR SUCH OTHER ADDRESS AS MAY BE SPECIFIED IN WRITING TO THE OTHER PARTY HERETO.

     E. PARTIAL INVALIDITY. IF ANY PROVISION OF THIS AGREEMENT IS HELD TO BE INVALID BY A COURT OF COMPETENT JURISDICTION, THEN THE REMAINING PROVISIONS WILL REMAIN, NEVERTHELESS, IN FULL FORCE AND EFFECT. THE PARTIES AGREE TO RENEGOTIATE IN GOOD FAITH ANY PROVISION HELD INVALID AND TO BE BOUND BY THE MUTUALLY AGREED SUBSTITUTE PROVISION IN ORDER TO GIVE THE MOST APPROXIMATE EFFECT ORIGINALLY INTENDED BY THE PARTIES.

     F. SEVERABILITY. IN THE EVENT THAT ANY PROVISIONS OF THIS AGREEMENT ARE DETERMINED TO BE INVALID OR UNENFORCEABLE BY A COURT OF COMPETENT JURISDICTION, THE REMAINDER OF THE AGREEMENT WILL REMAIN IN FULL FORCE AND EFFECT WITHOUT SAID PROVISION. IN SUCH EVENT, THE PARTIES WILL IN GOOD FAITH NEGOTIATE A SUBSTITUTE CLAUSE FOR ANY PROVISION DECLARED INVALID OR UNENFORCEABLE, WHICH WILL MOST NEARLY APPROXIMATE THE INTENT OF THE PARTIES IN ENTERING THIS AGREEMENT.

     G. WAIVER. IT IS AGREED THAT NO WAIVER BY EITHER PARTY HERETO OF ANY BREACH OR DEFAULT OF ANY OF THE COVENANTS OR AGREEMENTS HEREIN SET FORTH WILL BE DEEMED A WAIVER AS TO ANY SUBSEQUENT AND/OR SIMILAR BREACH OR DEFAULT.

     H. COMPLETE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT, BOTH WRITTEN AND ORAL, BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND ALL PRIOR AGREEMENTS RESPECTING THE SUBJECT MATTER HEREOF, EITHER WRITTEN OR ORAL, EXPRESSED OR IMPLIED, ARE MERGED AND CANCELED, AND ARE NULL AND VOID AND OF NO EFFECT. NO AMENDMENT OR CHANGE HEREOF OR ADDITION HERETO WILL BE EFFECTIVE OR BINDING ON EITHER OF THE PARTIES HERETO UNLESS REDUCED TO WRITING AND DULY EXECUTED ON BEHALF OF BOTH PARTIES HERETO.

     I. HEADINGS. THE CAPTIONS TO THE SECTIONS HEREOF ARE NOT A PART OF THIS AGREEMENT, BUT ARE INCLUDED MERELY FOR CONVENIENCE OF REFERENCE ONLY AND WILL NOT AFFECT ITS MEANING OR INTERPRETATION.


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     J.   COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN COUNTERPARTS, EACH OF
          WHICH WILL BE DEEMED AN ORIGINAL AND WHICH TOGETHER WILL CONSTITUTE ONE INSTRUMENT.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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         IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.


VISX, INCORPORATED



By: /s/  Derek A. Bertocci
   -----------------------------------------------
   Name:    Derek A. Bertocci
   Title:   Vice President, Controller

Address for VISX, Incorporated             With a copy to:

VISX, Incorporated                         Wilson Sonsini Goodrich & Rosati
3400 Central Expressway                    650 Page Mill Road
Santa Clara, CA 95051-0703                 Palo Alto, CA 94304-1050
Facsimile:  (408) 773-7051                 Facsimile:  (650) 493-6811
Attention:  Derek A. Bertocci              Attention:  John Roos, Esq.





MEDJET INC.



By: /s/ Eugene I. Gordon
   -----------------------------------------------
   Name:    Dr. Eugene I. Gordon
   Title:   Chief Executive Officer

Address for Medjet Inc.:                    With a copy to:

Medjet Inc.                                 Kelley Drye & Warren LLP
1090 King George Post Road, Suite 301       101 Park Avenue
Edison, New Jersey 08837                    New York, New York 10178-0002
Facsimile:  (732) 738-3984                  Facsimile:  (212) 808-7897
Attention:  Dr. Eugene I. Gordon            Attention:  Jane E. Jablons, Esq.